UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported on April 30, 2024, VAALCO Energy (Holdings), LLC (“Buyer”), a Delaware limited liability company and wholly-owned subsidiary of VAALCO Energy, Inc. (“VAALCO”), completed the previously announced acquisition of Svenska Petroleum Exploration Aktiebolag, a company incorporated in Sweden (“Svenska”) from Petroswede AB, a company incorporated in Sweden (“Seller”), whereby Buyer acquired all of the issued shares in the capital Svenska and Svenska became a direct wholly-owned subsidiary of Buyer and an indirect wholly-owned subsidiary of VAALCO (the “Acquisition”), pursuant to a Share Purchase Agreement entered into by Buyer and Seller on February 29, 2024.

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and supplements Item 9.01 of the Current Report on Form 8-K filed by VAALCO with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2024 (the “Original Form 8-K”) to provide historical financial statements and information regarding oil and natural gas producing activities of Svenska as required by Item 9.01(a) of Form 8-K and pro formal financial information as required by Item 9.01(b) of Form 8-K, permitted to be filed by amendment to the Original Form 8-K pursuant to Items 9.01(a)(3) and 9.01(b)(2), respectively, of Form 8-K. Except for the filing of such historical financial statements and information regarding oil and natural gas producing activities of Svenska and the pro forma financial statements giving effect to the Acquisition required by Article 11 of Regulation S-X, this Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Form 8-K and accordingly should be read in conjunction with the Original Form 8-K.

The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Svenska’s audited consolidated financial statements as of and for the year ended December 31, 2023 and notes related thereto and the related report Svenska’s independent registered public accounting firm, are attached as Exhibit 99.1 hereto and are incorporated herein by reference. The historical information regarding oil and natural gas producing activities of Svenska for each of the year ended December 31, 2023 is attached as Exhibit 99.3 hereto and is incorporated herein by reference.
(b)	Pro Forma Financial Information.

The pro forma financial statements giving effect to the Acquisition required by Article 11 of Regulation S-X, are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of KPMG AB
99.1	Audited consolidated financial statements of Svenska Petroleum Exploration Aktiebolag as of and for the year ended December 31, 2023.
99.2	Unaudited pro forma combined balance sheet as of December 31,2023 and the unaudited pro forma combined statement of operations for the year ended December 31, 2023.
99.3	Unaudited historical information regarding oil and natural gas producing activities of Svenska for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: July 15, 2024
	By:	/s/ Lynn Willis
	Name:	Lynn Willis
	Title:	Interim Chief Accounting Officer and Controller